Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Chemicals Portfolio

May 31, 2019

CHE-QTLY-0719
1.802159.115

Schedule of Investments May 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Biotechnology - 0.3%
Biotechnology - 0.3%
Calyxt, Inc. (a)	187,310	$2,378,837
Chemicals - 92.9%
Commodity Chemicals - 14.8%
Cabot Corp.	393,900	15,732,366
Ciner Resources LP	42,867	807,186
LyondellBasell Industries NV Class A	562,098	41,735,777
Olin Corp.	2,946,524	57,781,336
Orion Engineered Carbons SA	567,600	9,978,408
Westlake Chemical Corp.	274,556	15,729,313
		141,764,386
Diversified Chemicals - 29.4%
Dow, Inc. (a)	905,160	42,325,282
DowDuPont, Inc.	5,469,280	166,922,424
Eastman Chemical Co.	144,057	9,352,180
Ingevity Corp. (a)	204,600	17,943,420
The Chemours Co. LLC	2,089,691	44,071,583
		280,614,889
Fertilizers & Agricultural Chemicals - 4.4%
CF Industries Holdings, Inc.	461,400	18,566,736
The Mosaic Co.	711,500	15,275,905
The Scotts Miracle-Gro Co. Class A	94,700	8,478,491
		42,321,132
Industrial Gases - 23.2%
Air Products & Chemicals, Inc.	370,711	75,473,052
Linde PLC	811,216	146,465,049
		221,938,101
Specialty Chemicals - 21.1%
Ecolab, Inc.	264,400	48,673,396
Element Solutions, Inc. (a)	2,071,943	19,600,581
International Flavors & Fragrances, Inc. (b)	270,200	36,590,484
PolyOne Corp.	198,300	4,983,279
RPM International, Inc.	66,051	3,535,050
Sherwin-Williams Co.	106,333	44,601,377
Tronox Holdings PLC	3,469,469	32,161,978
W.R. Grace & Co.	161,124	11,356,020
		201,502,165

TOTAL CHEMICALS		888,140,673

Oil, Gas & Consumable Fuels - 1.2%
Oil & Gas Refining & Marketing - 1.2%
Reliance Industries Ltd.	591,300	11,294,213
Trading Companies & Distributors - 3.7%
Trading Companies & Distributors - 3.7%
Univar, Inc. (a)	1,762,894	35,275,509
TOTAL COMMON STOCKS
(Cost $859,445,638)		937,089,232
	Principal Amount	Value

Nonconvertible Bonds - 1.2%
Chemicals - 1.2%
Diversified Chemicals - 1.2%
Hexion U.S. Finance Corp. 6.625% 4/15/20(c)
(Cost $11,483,775)	14,445,000	11,556,000
	Shares	Value

Money Market Funds - 4.1%
Fidelity Cash Central Fund 2.41% (d)	2,226,199	2,226,644
Fidelity Securities Lending Cash Central Fund 2.42% (d)(e)	37,284,057	37,287,785
TOTAL MONEY MARKET FUNDS
(Cost $39,514,429)		39,514,429
TOTAL INVESTMENT IN SECURITIES - 103.4%
(Cost $910,443,842)		988,159,661
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(32,365,984)
NET ASSETS - 100%		$955,793,677

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing - Security is in default.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$25,789
Fidelity Securities Lending Cash Central Fund	20,057
Total	$45,846

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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